EXHIBIT 10.1

***** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
FIRST AMENDMENT TO MASTER LEASE AGREEMENT
This First Amendment to Master Lease Agreement (this “Amendment”) is made and entered into by and between SEARS, ROEBUCK AND CO., a New York corporation, as the landlord (“Landlord”), and LANDS’ END, INC., a Delaware corporation, as the tenant (“Tenant”), to be effective on July 6, 2015 (the “Effective Date”).
W I T N E S S E T H
WHEREAS, Landlord and Tenant previously entered into that certain Master Lease Agreement dated as of April 4, 2014, but effective as of February 1, 2014 (the “Lease”).
WHEREAS, Landlord and Tenant desire to amend the terms of the Lease to memorialize relocations pursuant to Section 14 of the Lease, space changes pursuant to Section 14 of the Lease, expirations pursuant to Section 2(a) of the Lease and terminations pursuant to Section 28 of the Lease previously agreed to by Landlord and Tenant in the ordinary course of the operation of the Tenant’s business and the Landlord’s business.
NOW, THEREFORE, pursuant to the foregoing, and in consideration of the mutual covenants and agreements contained in the Lease and herein, the Lease, as of the Effective Date of this Amendment, is hereby modified and amended as set out below:
1.Defined Terms. All capitalized terms used herein shall have the same meaning as defined in the Lease, unless otherwise defined in this Amendment.
2.    Recitals. The Recitals of the Lease are hereby amended by deleting the phrase: “FY-2014 Begin. Sq. Ft.” and replacing it with the phrase: “FY-2015 Begin Sq. Ft.”
3.    Annex A. Annex A of the Lease is deleted in its entirety and replaced with Annex A attached hereto.
4.    Miscellaneous. With the exception of those terms and conditions specifically modified and amended herein, the herein referenced Lease shall remain in full force and effect in accordance with all its terms and conditions. In the event of any conflict between the terms and provisions of this Amendment and the terms and provisions of the Lease, the terms and provisions of this Amendment shall supersede and control.
5.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of such counterparts shall constitute one agreement. To facilitate execution of this Amendment, the parties may execute and exchange facsimile or e-mailed pdf counterparts of the signature pages and such counterparts shall serve as originals.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the dates set forth below, to be effective for all purposes, however, as of the Effective Date.

LANDLORD:

SEARS, ROEBUCK AND CO., a New York corporation
corporation

By: /s/Jeffrey Stollenwerck
Name: Jeffrey Stollenwerck
Title: SVP Real Estate

Date: July 6, 2015

TENANT:

LANDS’ END, INC., a Delaware corporation

By: /s/Brian D. Kohlbeck
Name: Brian D. Kohlbeck
Title: Vice President, Business Finance

Date: July 6, 2015

ANNEX A
[ATTACHED]

Store Num	Store Name	Lease Term	FY2015 Begin Sq Ft	Lease Factor	Yr 1 Rent PSF	Yr 1 Rent	FY2016 Begin Sq Ft	Lease Factor	Yr 2 Rent PSF	Yr 2 Rent	FY2017 Begin Sq Ft	Lease Factor	Yr 3 Rent PSF	Yr 3 Rent
1664	1664 PARAMUS	3.00	15,143	[*****]	[*****]	[*****]	15,143	[*****]	[*****]	[*****]	15,143	[*****]	[*****]	[*****]
1300	1300 OAK BROOK	3.00	13,485	[*****]	[*****]	[*****]	13,485	[*****]	[*****]	[*****]	13,485	[*****]	[*****]	[*****]
1624	1624 STATEN ISLAND	3.00	8,821	[*****]	[*****]	[*****]	8,821	[*****]	[*****]	[*****]	8,821	[*****]	[*****]	[*****]
1844	1844 COLUMBIA	3.00	7,098	[*****]	[*****]	[*****]	7,098	[*****]	[*****]	[*****]	7,098	[*****]	[*****]	[*****]
1109	1109 LYNNWOOD	4.00	7,044	[*****]	[*****]	[*****]	7,044	[*****]	[*****]	[*****]	7,044	[*****]	[*****]	[*****]
1112	1112 MINNETONKA	5.00	5,712	[*****]	[*****]	[*****]	5,712	[*****]	[*****]	[*****]	5,712	[*****]	[*****]	[*****]
1638	1638 BREA	3.00	4,345	[*****]	[*****]	[*****]	4,345	[*****]	[*****]	[*****]	4,345	[*****]	[*****]	[*****]
1163	1163 BURLINGTON	3.00	17,542	[*****]	[*****]	[*****]	17,542	[*****]	[*****]	[*****]	17,542	[*****]	[*****]	[*****]
1034	1034 PITTSBURGH/ROSS PARK	4.00	16,979	[*****]	[*****]	[*****]	16,979	[*****]	[*****]	[*****]	16,979	[*****]	[*****]	[*****]
1390	1390 ANN ARBOR	5.00	14,168	[*****]	[*****]	[*****]	14,168	[*****]	[*****]	[*****]	14,168	[*****]	[*****]	[*****]
1658	1658 SANTA ROSA	5.00	3,871	[*****]	[*****]	[*****]	3,871	[*****]	[*****]	[*****]	3,871	[*****]	[*****]	[*****]
1414	1414 NANUET	5.00	7,562	[*****]	[*****]	[*****]	7,562	[*****]	[*****]	[*****]	7,562	[*****]	[*****]	[*****]
1079	1079 PORTLAND WASHINGTON SQ	3.00	14,142	[*****]	[*****]	[*****]	14,142	[*****]	[*****]	[*****]	14,142	[*****]	[*****]	[*****]
1464	1464 DEPTFORD	4.00	7,995	[*****]	[*****]	[*****]	7,995	[*****]	[*****]	[*****]	7,995	[*****]	[*****]	[*****]
1864	1864 COCKEYSVILLE	3.00	16,242	[*****]	[*****]	[*****]	16,242	[*****]	[*****]	[*****]	16,242	[*****]	[*****]	[*****]
1069	1069 REDMOND OVERLAKE PARK	3.00	11,458	[*****]	[*****]	[*****]	11,458	[*****]	[*****]	[*****]	11,458	[*****]	[*****]	[*****]
1178	1178 SANTA MONICA	3.00	5,818	[*****]	[*****]	[*****]	5,818	[*****]	[*****]	[*****]	5,818	[*****]	[*****]	[*****]
1159	1159 FAIRFIELD	3.00	4,848	[*****]	[*****]	[*****]	4,848	[*****]	[*****]	[*****]	4,848	[*****]	[*****]	[*****]
1434	1434 WAYNE	3.00	9,652	[*****]	[*****]	[*****]	9,652	[*****]	[*****]	[*****]	9,652	[*****]	[*****]	[*****]
1119	1119 PORTLAND	3.00	6,442	[*****]	[*****]	[*****]	6,442	[*****]	[*****]	[*****]	6,442	[*****]	[*****]	[*****]
1888	1888 WEST JORDAN	3.00	4,333	[*****]	[*****]	[*****]	4,333	[*****]	[*****]	[*****]	4,333	[*****]	[*****]	[*****]
1146	1146 CORDOVA/MEMPHIS/GERMANTWN	3.00	4,754	[*****]	[*****]	[*****]	4,754	[*****]	[*****]	[*****]	4,754	[*****]	[*****]	[*****]
1225	1225 ORLANDO COLONIAL	3.00	4,531	[*****]	[*****]	[*****]	4,531	[*****]	[*****]	[*****]	4,531	[*****]	[*****]	[*****]
1264	1264 HICKSVILLE	3.00	8,369	[*****]	[*****]	[*****]	8,369	[*****]	[*****]	[*****]	8,369	[*****]	[*****]	[*****]
2514	2514 WARRENTON	3.00	7,130	[*****]	[*****]	[*****]	7,130	[*****]	[*****]	[*****]	7,130	[*****]	[*****]	[*****]
1648	1648 SAN DIEGO NORTH	3.00	9,818	[*****]	[*****]	[*****]	9,818	[*****]	[*****]	[*****]	9,818	[*****]	[*****]	[*****]
1063	1063 WEST HARTFORD	3.00	7,481	[*****]	[*****]	[*****]	7,481	[*****]	[*****]	[*****]	7,481	[*****]	[*****]	[*****]
1814	1814 FAIRFAX	3.00	11,668	[*****]	[*****]	[*****]	11,668	[*****]	[*****]	[*****]	11,668	[*****]	[*****]	[*****]
1067	1067 HOUSTON/MEMORIAL	3.00	4,941	[*****]	[*****]	[*****]	4,941	[*****]	[*****]	[*****]	4,941	[*****]	[*****]	[*****]
1313	1313 NASHUA	3.00	7,573	[*****]	[*****]	[*****]	7,573	[*****]	[*****]	[*****]	7,573	[*****]	[*****]	[*****]
1944	1944 YORKTOWN HEIGHTS	3.00	6,334	[*****]	[*****]	[*****]	6,334	[*****]	[*****]	[*****]	6,334	[*****]	[*****]	[*****]
1794	1794 EAST NORTHPORT	3.00	8,350	[*****]	[*****]	[*****]	8,350	[*****]	[*****]	[*****]	8,350	[*****]	[*****]	[*****]
1103	1103 ALBANY	4.00	7,616	[*****]	[*****]	[*****]	7,616	[*****]	[*****]	[*****]	7,616	[*****]	[*****]	[*****]
1478	1478 SAN BRUNO	4.00	8,698	[*****]	[*****]	[*****]	8,698	[*****]	[*****]	[*****]	8,698	[*****]	[*****]	[*****]

[*****] Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

Store Num	Store Name	FY2018 Begin Sq Ft	Lease Factor	Yr 4 Rent PSF	Yr 4 Rent	FY2019 Begin Sq Ft	Lease Factor	Yr 5 Rent PSF	Yr 5 Rent	Expiration Date	Leased/ Owned
1664	1664 PARAMUS	15,143	[*****]	[*****]	[*****]	15,143	[*****]	[*****]	[*****]	1/31/2018	Owned
1300	1300 OAK BROOK	13,485	[*****]	[*****]	[*****]	13,485	[*****]	[*****]	[*****]	1/31/2018	Owned
1624	1624 STATEN ISLAND	8,821	[*****]	[*****]	[*****]	8,821	[*****]	[*****]	[*****]	1/31/2018	Owned
1844	1844 COLUMBIA	7,098	[*****]	[*****]	[*****]	7,098	[*****]	[*****]	[*****]	1/31/2018	Owned
1109	1109 LYNNWOOD	7,044	[*****]	[*****]	[*****]	7,044	[*****]	[*****]	[*****]	1/31/2019	Owned
1112	1112 MINNETONKA	5,712	[*****]	[*****]	[*****]	5,712	[*****]	[*****]	[*****]	1/31/2020	Owned
1638	1638 BREA	4,345	[*****]	[*****]	[*****]	4,345	[*****]	[*****]	[*****]	1/31/2018	Owned
1163	1163 BURLINGTON	17,542	[*****]	[*****]	[*****]	17,542	[*****]	[*****]	[*****]	1/31/2018	Owned
1034	1034 PITTSBURGH/ROSS PARK	16,979	[*****]	[*****]	[*****]	16,979	[*****]	[*****]	[*****]	1/31/2019	Owned
1390	1390 ANN ARBOR	14,168	[*****]	[*****]	[*****]	14,168	[*****]	[*****]	[*****]	1/31/2020	Owned
1658	1658 SANTA ROSA	3,871	[*****]	[*****]	[*****]	3,871	[*****]	[*****]	[*****]	1/31/2020	Owned
1414	1414 NANUET	7,562	[*****]	[*****]	[*****]	7,562	[*****]	[*****]	[*****]	1/31/2020	Owned
1079	1079 PORTLAND WASHINGTON SQ	14,142	[*****]	[*****]	[*****]	14,142	[*****]	[*****]	[*****]	1/31/2018	Owned
1464	1464 DEPTFORD	7,995	[*****]	[*****]	[*****]	7,995	[*****]	[*****]	[*****]	1/31/2019	Owned
1864	1864 COCKEYSVILLE	16,242	[*****]	[*****]	[*****]	16,242	[*****]	[*****]	[*****]	1/31/2018	Owned
1069	1069 REDMOND OVERLAKE PARK	11,458	[*****]	[*****]	[*****]	11,458	[*****]	[*****]	[*****]	1/31/2018	Owned
1178	1178 SANTA MONICA	5,818	[*****]	[*****]	[*****]	5,818	[*****]	[*****]	[*****]	1/31/2018	Owned
1159	1159 FAIRFIELD	4,848	[*****]	[*****]	[*****]	4,848	[*****]	[*****]	[*****]	1/31/2018	Owned
1434	1434 WAYNE	9,652	[*****]	[*****]	[*****]	9,652	[*****]	[*****]	[*****]	1/31/2018	Owned
1119	1119 PORTLAND	6,442	[*****]	[*****]	[*****]	6,442	[*****]	[*****]	[*****]	1/31/2018	Owned
1888	1888 WEST JORDAN	4,333	[*****]	[*****]	[*****]	4,333	[*****]	[*****]	[*****]	1/31/2018	Owned
1146	1146 CORDOVA/MEMPHIS/GERMANTWN	4,754	[*****]	[*****]	[*****]	4,754	[*****]	[*****]	[*****]	1/31/2018	Owned
1225	1225 ORLANDO COLONIAL	4,531	[*****]	[*****]	[*****]	4,531	[*****]	[*****]	[*****]	1/31/2018	Owned
1264	1264 HICKSVILLE	8,369	[*****]	[*****]	[*****]	8,369	[*****]	[*****]	[*****]	1/31/2018	Owned
2514	2514 WARRENTON	7,130	[*****]	[*****]	[*****]	7,130	[*****]	[*****]	[*****]	1/31/2018	Owned
1648	1648 SAN DIEGO NORTH	9,818	[*****]	[*****]	[*****]	9,818	[*****]	[*****]	[*****]	1/31/2018	Owned
1063	1063 WEST HARTFORD	7,481	[*****]	[*****]	[*****]	7,481	[*****]	[*****]	[*****]	1/31/2018	Owned
1814	1814 FAIRFAX	11,668	[*****]	[*****]	[*****]	11,668	[*****]	[*****]	[*****]	1/31/2018	Owned
1067	1067 HOUSTON/MEMORIAL	4,941	[*****]	[*****]	[*****]	4,941	[*****]	[*****]	[*****]	1/31/2018	Owned
1313	1313 NASHUA	7,573	[*****]	[*****]	[*****]	7,573	[*****]	[*****]	[*****]	1/31/2018	Owned
1944	1944 YORKTOWN HEIGHTS	6,334	[*****]	[*****]	[*****]	6,334	[*****]	[*****]	[*****]	1/31/2018	Owned
1794	1794 EAST NORTHPORT	8,350	[*****]	[*****]	[*****]	8,350	[*****]	[*****]	[*****]	1/31/2018	Owned
1103	1103 ALBANY	7,616	[*****]	[*****]	[*****]	7,616	[*****]	[*****]	[*****]	1/31/2019	Owned
1478	1478 SAN BRUNO	8,698	[*****]	[*****]	[*****]	8,698	[*****]	[*****]	[*****]	1/31/2019	Owned

[*****] Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

Store Num	Store Name	Lease Term	FY2015 Begin Sq Ft	Lease Factor	Yr 1 Rent PSF	Yr 1 Rent	FY2016 Begin Sq Ft	Lease Factor	Yr 2 Rent PSF	Yr 2 Rent	FY2017 Begin Sq Ft	Lease Factor	Yr 3 Rent PSF	Yr 3 Rent
1438	1438 EL CAJON	4.00	6,511	[*****]	[*****]	[*****]	6,511	[*****]	[*****]	[*****]	6,511	[*****]	[*****]	[*****]
1645	1645 BOCA RATON	4.00	6,696	[*****]	[*****]	[*****]	6,696	[*****]	[*****]	[*****]	6,696	[*****]	[*****]	[*****]
1156	1156 ROSEVILLE	4.00	7,565	[*****]	[*****]	[*****]	7,565	[*****]	[*****]	[*****]	7,565	[*****]	[*****]	[*****]
1625	1625 SARASOTA	4.00	7,975	[*****]	[*****]	[*****]	7,975	[*****]	[*****]	[*****]	7,975	[*****]	[*****]	[*****]
2308	2308 SANTA CRUZ	4.00	5,709	[*****]	[*****]	[*****]	5,709	[*****]	[*****]	[*****]	5,709	[*****]	[*****]	[*****]
2239	2239 VANCOUVER	4.00	4,750	[*****]	[*****]	[*****]	4,750	[*****]	[*****]	[*****]	4,750	[*****]	[*****]	[*****]
1430	1430 MIDDLEBURG HTS/CLEVELAND	4.00	7,381	[*****]	[*****]	[*****]	7,381	[*****]	[*****]	[*****]	7,381	[*****]	[*****]	[*****]
1350	1350 MENTOR	4.00	10,420	[*****]	[*****]	[*****]	10,420	[*****]	[*****]	[*****]	10,420	[*****]	[*****]	[*****]
1083	1083 WARWICK	4.00	8,188	[*****]	[*****]	[*****]	8,188	[*****]	[*****]	[*****]	8,188	[*****]	[*****]	[*****]
1490	1490 TROY	4.00	9,074	[*****]	[*****]	[*****]	9,074	[*****]	[*****]	[*****]	9,074	[*****]	[*****]	[*****]
1186	1186 MEMPHIS/POPLAR	4.00	4,899	[*****]	[*****]	[*****]	4,899	[*****]	[*****]	[*****]	4,899	[*****]	[*****]	[*****]
1220	1220 TOLEDO	4.00	8,772	[*****]	[*****]	[*****]	8,772	[*****]	[*****]	[*****]	8,772	[*****]	[*****]	[*****]
2663	2663 NEWINGTON/PORTSMOUTH	4.00	6,938	[*****]	[*****]	[*****]	6,938	[*****]	[*****]	[*****]	6,938	[*****]	[*****]	[*****]
2443	2443 MANCHESTER	4.00	8,961	[*****]	[*****]	[*****]	8,961	[*****]	[*****]	[*****]	8,961	[*****]	[*****]	[*****]
1450	1450 ROSEVILLE	4.00	10,019	[*****]	[*****]	[*****]	10,019	[*****]	[*****]	[*****]	10,019	[*****]	[*****]	[*****]
1294	1294 WATCHUNG	4.00	9,042	[*****]	[*****]	[*****]	9,042	[*****]	[*****]	[*****]	9,042	[*****]	[*****]	[*****]
1003	1003 SALEM	4.00	8,532	[*****]	[*****]	[*****]	8,532	[*****]	[*****]	[*****]	8,532	[*****]	[*****]	[*****]
1415	1415 CLEARWATER/COUNTRYSIDE	5.00	6,012	[*****]	[*****]	[*****]	6,012	[*****]	[*****]	[*****]	6,012	[*****]	[*****]	[*****]
1148	1148 VENTURA	5.00	6,691	[*****]	[*****]	[*****]	6,691	[*****]	[*****]	[*****]	6,691	[*****]	[*****]	[*****]
1284	1284 ALEXANDRIA	5.00	9,608	[*****]	[*****]	[*****]	9,608	[*****]	[*****]	[*****]	9,608	[*****]	[*****]	[*****]
1538	1538 CITRUS HTS SUNRISE	5.00	8,827	[*****]	[*****]	[*****]	8,827	[*****]	[*****]	[*****]	8,827	[*****]	[*****]	[*****]
1750	1750 ORLAND PARK	5.00	7,154	[*****]	[*****]	[*****]	7,154	[*****]	[*****]	[*****]	7,154	[*****]	[*****]	[*****]
1122	1122 MAPLEWOOD	5.00	6,421	[*****]	[*****]	[*****]	6,421	[*****]	[*****]	[*****]	6,421	[*****]	[*****]	[*****]
1520	1520 AKRON CHAPEL HILL	5.00	7,495	[*****]	[*****]	[*****]	7,495	[*****]	[*****]	[*****]	7,495	[*****]	[*****]	[*****]
1053	1053 SAUGUS	5.00	5,565	[*****]	[*****]	[*****]	5,565	[*****]	[*****]	[*****]	5,565	[*****]	[*****]	[*****]
1185	1185 ASHEVILLE	5.00	8,263	[*****]	[*****]	[*****]	8,263	[*****]	[*****]	[*****]	8,263	[*****]	[*****]	[*****]
1385	1385 ATLANTA	5.00	7,587	[*****]	[*****]	[*****]	7,587	[*****]	[*****]	[*****]	7,587	[*****]	[*****]	[*****]
1101	1101 OVERLAND PARK	5.00	8,234	[*****]	[*****]	[*****]	8,234	[*****]	[*****]	[*****]	8,234	[*****]	[*****]	[*****]
1410	1410 CANTON	5.00	8,979	[*****]	[*****]	[*****]	8,979	[*****]	[*****]	[*****]	8,979	[*****]	[*****]	[*****]
1193	1193 WATERFORD	5.00	7,484	[*****]	[*****]	[*****]	7,484	[*****]	[*****]	[*****]	7,484	[*****]	[*****]	[*****]
2382	2382 MADISON WEST	5.00	8,062	[*****]	[*****]	[*****]	8,062	[*****]	[*****]	[*****]	8,062	[*****]	[*****]	[*****]
1584	1584 VICTOR	5.00	7,688	[*****]	[*****]	[*****]	7,688	[*****]	[*****]	[*****]	7,688	[*****]	[*****]	[*****]
1560	1560 DAYTON DAYTON MALL	5.00	8,969	[*****]	[*****]	[*****]	8,969	[*****]	[*****]	[*****]	8,969	[*****]	[*****]	[*****]
1830	1830 FT WAYNE	5.00	6,455	[*****]	[*****]	[*****]	6,455	[*****]	[*****]	[*****]	6,455	[*****]	[*****]	[*****]

[*****] Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

Store Num	Store Name	FY2018 Begin Sq Ft	Lease Factor	Yr 4 Rent PSF	Yr 4 Rent	FY2019 Begin Sq Ft	Lease Factor	Yr 5 Rent PSF	Yr 5 Rent	Expiration Date	Leased/ Owned
1438	1438 EL CAJON	6,511	[*****]	[*****]	[*****]	6,511	[*****]	[*****]	[*****]	1/31/2019	Owned
1645	1645 BOCA RATON	6,696	[*****]	[*****]	[*****]	6,696	[*****]	[*****]	[*****]	1/31/2019	Owned
1156	1156 ROSEVILLE	7,565	[*****]	[*****]	[*****]	7,565	[*****]	[*****]	[*****]	1/31/2019	Owned
1625	1625 SARASOTA	7,975	[*****]	[*****]	[*****]	7,975	[*****]	[*****]	[*****]	1/31/2019	Owned
2308	2308 SANTA CRUZ	5,709	[*****]	[*****]	[*****]	5,709	[*****]	[*****]	[*****]	1/31/2019	Owned
2239	2239 VANCOUVER	4,750	[*****]	[*****]	[*****]	4,750	[*****]	[*****]	[*****]	1/31/2019	Owned
1430	1430 MIDDLEBURG HTS/CLEVELAND	7,381	[*****]	[*****]	[*****]	7,381	[*****]	[*****]	[*****]	1/31/2019	Owned
1350	1350 MENTOR	10,420	[*****]	[*****]	[*****]	10,420	[*****]	[*****]	[*****]	1/31/2019	Owned
1083	1083 WARWICK	8,188	[*****]	[*****]	[*****]	8,188	[*****]	[*****]	[*****]	1/31/2019	Owned
1490	1490 TROY	9,074	[*****]	[*****]	[*****]	9,074	[*****]	[*****]	[*****]	1/31/2019	Owned
1186	1186 MEMPHIS/POPLAR	4,899	[*****]	[*****]	[*****]	4,899	[*****]	[*****]	[*****]	1/31/2019	Owned
1220	1220 TOLEDO	8,772	[*****]	[*****]	[*****]	8,772	[*****]	[*****]	[*****]	1/31/2019	Owned
2663	2663 NEWINGTON/PORTSMOUTH	6,938	[*****]	[*****]	[*****]	6,938	[*****]	[*****]	[*****]	1/31/2019	Owned
2443	2443 MANCHESTER	8,961	[*****]	[*****]	[*****]	8,961	[*****]	[*****]	[*****]	1/31/2019	Owned
1450	1450 ROSEVILLE	10,019	[*****]	[*****]	[*****]	10,019	[*****]	[*****]	[*****]	1/31/2019	Owned
1294	1294 WATCHUNG	9,042	[*****]	[*****]	[*****]	9,042	[*****]	[*****]	[*****]	1/31/2019	Owned
1003	1003 SALEM	8,532	[*****]	[*****]	[*****]	8,532	[*****]	[*****]	[*****]	1/31/2019	Owned
1415	1415 CLEARWATER/COUNTRYSIDE	6,012	[*****]	[*****]	[*****]	6,012	[*****]	[*****]	[*****]	1/31/2020	Owned
1148	1148 VENTURA	6,691	[*****]	[*****]	[*****]	6,691	[*****]	[*****]	[*****]	1/31/2020	Owned
1284	1284 ALEXANDRIA	9,608	[*****]	[*****]	[*****]	9,608	[*****]	[*****]	[*****]	1/31/2020	Owned
1538	1538 CITRUS HTS SUNRISE	8,827	[*****]	[*****]	[*****]	8,827	[*****]	[*****]	[*****]	1/31/2020	Owned
1750	1750 ORLAND PARK	7,154	[*****]	[*****]	[*****]	7,154	[*****]	[*****]	[*****]	1/31/2020	Owned
1122	1122 MAPLEWOOD	6,421	[*****]	[*****]	[*****]	6,421	[*****]	[*****]	[*****]	1/31/2020	Owned
1520	1520 AKRON CHAPEL HILL	7,495	[*****]	[*****]	[*****]	7,495	[*****]	[*****]	[*****]	1/31/2020	Owned
1053	1053 SAUGUS	5,565	[*****]	[*****]	[*****]	5,565	[*****]	[*****]	[*****]	1/31/2020	Owned
1185	1185 ASHEVILLE	8,263	[*****]	[*****]	[*****]	8,263	[*****]	[*****]	[*****]	1/31/2020	Owned
1385	1385 ATLANTA	7,587	[*****]	[*****]	[*****]	7,587	[*****]	[*****]	[*****]	1/31/2020	Owned
1101	1101 OVERLAND PARK	8,234	[*****]	[*****]	[*****]	8,234	[*****]	[*****]	[*****]	1/31/2020	Owned
1410	1410 CANTON	8,979	[*****]	[*****]	[*****]	8,979	[*****]	[*****]	[*****]	1/31/2020	Owned
1193	1193 WATERFORD	7,484	[*****]	[*****]	[*****]	7,484	[*****]	[*****]	[*****]	1/31/2020	Owned
2382	2382 MADISON WEST	8,062	[*****]	[*****]	[*****]	8,062	[*****]	[*****]	[*****]	1/31/2020	Owned
1584	1584 VICTOR	7,688	[*****]	[*****]	[*****]	7,688	[*****]	[*****]	[*****]	1/31/2020	Owned
1560	1560 DAYTON DAYTON MALL	8,969	[*****]	[*****]	[*****]	8,969	[*****]	[*****]	[*****]	1/31/2020	Owned
1830	1830 FT WAYNE	6,455	[*****]	[*****]	[*****]	6,455	[*****]	[*****]	[*****]	1/31/2020	Owned

[*****] Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

Store Num	Store Name	Lease Term	FY2015 Begin Sq Ft	Lease Factor	Yr 1 Rent PSF	Yr 1 Rent	FY2016 Begin Sq Ft	Lease Factor	Yr 2 Rent PSF	Yr 2 Rent	FY2017 Begin Sq Ft	Lease Factor	Yr 3 Rent PSF	Yr 3 Rent
2212	2212 CEDAR RAPIDS	5.00	4,876	[*****]	[*****]	[*****]	4,876	[*****]	[*****]	[*****]	4,876	[*****]	[*****]	[*****]
1089	1089 ANCHORAGE(SUR)	5.00	7,930	[*****]	[*****]	[*****]	7,930	[*****]	[*****]	[*****]	7,930	[*****]	[*****]	[*****]
1623	1623 CLAY (SYRACUSE)	5.00	8,542	[*****]	[*****]	[*****]	8,542	[*****]	[*****]	[*****]	8,542	[*****]	[*****]	[*****]
1574	1574 MIDDLETOWN	5.00	8,471	[*****]	[*****]	[*****]	8,471	[*****]	[*****]	[*****]	8,471	[*****]	[*****]	[*****]
1132	1132 BURNSVILLE	5.00	5,659	[*****]	[*****]	[*****]	5,659	[*****]	[*****]	[*****]	5,659	[*****]	[*****]	[*****]
1209	1209 LONG BEACH	1.92	7,459	[*****]	[*****]	[*****]	7,459	[*****]	[*****]	[*****]	7,459	[*****]	[*****]	[*****]
2219	2219 LACEY/OLYMPIA	3.00	3,085	[*****]	[*****]	[*****]	3,085	[*****]	[*****]	[*****]	3,085	[*****]	[*****]	[*****]
1297	1297 HURST	3.00	4,489	[*****]	[*****]	[*****]	4,489	[*****]	[*****]	[*****]	4,489	[*****]	[*****]	[*****]
1660	1660 AURORA	3.00	8,771	[*****]	[*****]	[*****]	8,771	[*****]	[*****]	[*****]	8,771	[*****]	[*****]	[*****]
1424	1424 BETHESDA	3.00	11,680	[*****]	[*****]	[*****]	11,680	[*****]	[*****]	[*****]	11,680	[*****]	[*****]	[*****]
1364	1364 LAKE GROVE	3.00	7,133	[*****]	[*****]	[*****]	7,133	[*****]	[*****]	[*****]	7,133	[*****]	[*****]	[*****]
1051	1051 STRONGSVILLE	3.00	5,833	[*****]	[*****]	[*****]	5,833	[*****]	[*****]	[*****]	5,833	[*****]	[*****]	[*****]
1033	1033 N ATTLEBORO	3.00	10,327	[*****]	[*****]	[*****]	10,327	[*****]	[*****]	[*****]	10,327	[*****]	[*****]	[*****]
1853	1853 WILMINGTON	3.00	8,415	[*****]	[*****]	[*****]	8,415	[*****]	[*****]	[*****]	8,415	[*****]	[*****]	[*****]
1443	1443 MANCHESTER	3.00	6,482	[*****]	[*****]	[*****]	6,482	[*****]	[*****]	[*****]	6,482	[*****]	[*****]	[*****]
1760	1760 NOVI	3.00	8,769	[*****]	[*****]	[*****]	8,769	[*****]	[*****]	[*****]	8,769	[*****]	[*****]	[*****]
1504	1504 WILLIAMSVILLE/BUFFALO	3.00	6,946	[*****]	[*****]	[*****]	6,946	[*****]	[*****]	[*****]	6,946	[*****]	[*****]	[*****]
1354	1354 WILLOW GROVE	3.00	9,100	[*****]	[*****]	[*****]	9,100	[*****]	[*****]	[*****]	9,100	[*****]	[*****]	[*****]
1764	1764 ROCKAWAY	3.00	8,188	[*****]	[*****]	[*****]	8,188	[*****]	[*****]	[*****]	8,188	[*****]	[*****]	[*****]
1685	1685 DULUTH	4.00	6,545	[*****]	[*****]	[*****]	6,545	[*****]	[*****]	[*****]	6,545	[*****]	[*****]	[*****]
1333	1333 POUGHKEEPSIE	4.00	5,523	[*****]	[*****]	[*****]	5,523	[*****]	[*****]	[*****]	5,523	[*****]	[*****]	[*****]
1155	1155 KENNESAW	4.00	8,086	[*****]	[*****]	[*****]	8,086	[*****]	[*****]	[*****]	8,086	[*****]	[*****]	[*****]
1263	1263 WATERBURY	4.00	7,176	[*****]	[*****]	[*****]	7,176	[*****]	[*****]	[*****]	7,176	[*****]	[*****]	[*****]
1610	1610 CINCINNATI NORTHGATE	4.00	5,933	[*****]	[*****]	[*****]	5,933	[*****]	[*****]	[*****]	5,933	[*****]	[*****]	[*****]
1224	1224 HARRISBURG	4.00	7,435	[*****]	[*****]	[*****]	7,435	[*****]	[*****]	[*****]	7,435	[*****]	[*****]	[*****]
1614	1614 LIVINGSTON	4.00	8,270	[*****]	[*****]	[*****]	8,270	[*****]	[*****]	[*****]	8,270	[*****]	[*****]	[*****]
1720	1720 STERLING HTS	4.00	8,167	[*****]	[*****]	[*****]	8,167	[*****]	[*****]	[*****]	8,167	[*****]	[*****]	[*****]
1290	1290 NILES	4.00	7,305	[*****]	[*****]	[*****]	7,305	[*****]	[*****]	[*****]	7,305	[*****]	[*****]	[*****]
2309	2309 SILVERDALE	4.00	4,226	[*****]	[*****]	[*****]	4,226	[*****]	[*****]	[*****]	4,226	[*****]	[*****]	[*****]
1620	1620 VERNON HILLS	4.00	7,853	[*****]	[*****]	[*****]	7,853	[*****]	[*****]	[*****]	7,853	[*****]	[*****]	[*****]
1455	1455 WILMINGTON	4.00	5,047	[*****]	[*****]	[*****]	5,047	[*****]	[*****]	[*****]	5,047	[*****]	[*****]	[*****]
1019	1019 PLEASANTON	4.00	8,166	[*****]	[*****]	[*****]	8,166	[*****]	[*****]	[*****]	8,166	[*****]	[*****]	[*****]
1062	1062 BROOKFIELD	4.00	9,484	[*****]	[*****]	[*****]	9,484	[*****]	[*****]	[*****]	9,484	[*****]	[*****]	[*****]
1275	1275 ATLANTA/NORTHLAKE	4.00	7,993	[*****]	[*****]	[*****]	7,993	[*****]	[*****]	[*****]	7,993	[*****]	[*****]	[*****]

[*****] Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

Store Num	Store Name	FY2018 Begin Sq Ft	Lease Factor	Yr 4 Rent PSF	Yr 4 Rent	FY2019 Begin Sq Ft	Lease Factor	Yr 5 Rent PSF	Yr 5 Rent	Expiration Date	Leased/ Owned
2212	2212 CEDAR RAPIDS	4,876	[*****]	[*****]	[*****]	4,876	[*****]	[*****]	[*****]	1/31/2020	Owned
1089	1089 ANCHORAGE(SUR)	7,930	[*****]	[*****]	[*****]	7,930	[*****]	[*****]	[*****]	1/31/2020	Owned
1623	1623 CLAY (SYRACUSE)	8,542	[*****]	[*****]	[*****]	8,542	[*****]	[*****]	[*****]	1/31/2020	Owned
1574	1574 MIDDLETOWN	8,471	[*****]	[*****]	[*****]	8,471	[*****]	[*****]	[*****]	1/31/2020	Owned
1132	1132 BURNSVILLE	5,659	[*****]	[*****]	[*****]	5,659	[*****]	[*****]	[*****]	1/31/2020	Owned
1209	1209 LONG BEACH	7,459	[*****]	[*****]	[*****]	7,459	[*****]	[*****]	[*****]	12/31/2016	Owned
2219	2219 LACEY/OLYMPIA	3,085	[*****]	[*****]	[*****]	3,085	[*****]	[*****]	[*****]	1/31/2018	Owned
1297	1297 HURST	4,489	[*****]	[*****]	[*****]	4,489	[*****]	[*****]	[*****]	1/31/2018	Owned
1660	1660 AURORA	8,771	[*****]	[*****]	[*****]	8,771	[*****]	[*****]	[*****]	1/31/2018	Owned
1424	1424 BETHESDA	11,680	[*****]	[*****]	[*****]	11,680	[*****]	[*****]	[*****]	1/31/2018	Owned
1364	1364 LAKE GROVE	7,133	[*****]	[*****]	[*****]	7,133	[*****]	[*****]	[*****]	1/31/2018	Owned
1051	1051 STRONGSVILLE	5,833	[*****]	[*****]	[*****]	5,833	[*****]	[*****]	[*****]	1/31/2018	Owned
1033	1033 N ATTLEBORO	10,327	[*****]	[*****]	[*****]	10,327	[*****]	[*****]	[*****]	1/31/2018	Owned
1853	1853 WILMINGTON	8,415	[*****]	[*****]	[*****]	8,415	[*****]	[*****]	[*****]	1/31/2018	Owned
1443	1443 MANCHESTER	6,482	[*****]	[*****]	[*****]	6,482	[*****]	[*****]	[*****]	1/31/2018	Owned
1760	1760 NOVI	8,769	[*****]	[*****]	[*****]	8,769	[*****]	[*****]	[*****]	1/31/2018	Owned
1504	1504 WILLIAMSVILLE/BUFFALO	6,946	[*****]	[*****]	[*****]	6,946	[*****]	[*****]	[*****]	1/31/2018	Owned
1354	1354 WILLOW GROVE	9,100	[*****]	[*****]	[*****]	9,100	[*****]	[*****]	[*****]	1/31/2018	Owned
1764	1764 ROCKAWAY	8,188	[*****]	[*****]	[*****]	8,188	[*****]	[*****]	[*****]	1/31/2018	Owned
1685	1685 DULUTH	6,545	[*****]	[*****]	[*****]	6,545	[*****]	[*****]	[*****]	1/31/2019	Owned
1333	1333 POUGHKEEPSIE	5,523	[*****]	[*****]	[*****]	5,523	[*****]	[*****]	[*****]	1/31/2019	Owned
1155	1155 KENNESAW	8,086	[*****]	[*****]	[*****]	8,086	[*****]	[*****]	[*****]	1/31/2019	Owned
1263	1263 WATERBURY	7,176	[*****]	[*****]	[*****]	7,176	[*****]	[*****]	[*****]	1/31/2019	Owned
1610	1610 CINCINNATI NORTHGATE	5,933	[*****]	[*****]	[*****]	5,933	[*****]	[*****]	[*****]	1/31/2019	Owned
1224	1224 HARRISBURG	7,435	[*****]	[*****]	[*****]	7,435	[*****]	[*****]	[*****]	1/31/2019	Owned
1614	1614 LIVINGSTON	8,270	[*****]	[*****]	[*****]	8,270	[*****]	[*****]	[*****]	1/31/2019	Owned
1720	1720 STERLING HTS	8,167	[*****]	[*****]	[*****]	8,167	[*****]	[*****]	[*****]	1/31/2019	Owned
1290	1290 NILES	7,305	[*****]	[*****]	[*****]	7,305	[*****]	[*****]	[*****]	1/31/2019	Owned
2309	2309 SILVERDALE	4,226	[*****]	[*****]	[*****]	4,226	[*****]	[*****]	[*****]	1/31/2019	Owned
1620	1620 VERNON HILLS	7,853	[*****]	[*****]	[*****]	7,853	[*****]	[*****]	[*****]	1/31/2019	Owned
1455	1455 WILMINGTON	5,047	[*****]	[*****]	[*****]	5,047	[*****]	[*****]	[*****]	1/31/2019	Owned
1019	1019 PLEASANTON	8,166	[*****]	[*****]	[*****]	8,166	[*****]	[*****]	[*****]	1/31/2019	Owned
1062	1062 BROOKFIELD	9,484	[*****]	[*****]	[*****]	9,484	[*****]	[*****]	[*****]	1/31/2019	Owned
1275	1275 ATLANTA/NORTHLAKE	7,993	[*****]	[*****]	[*****]	7,993	[*****]	[*****]	[*****]	1/31/2019	Owned

[*****] Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

Store Num	Store Name	Lease Term	FY2015 Begin Sq Ft	Lease Factor	Yr 1 Rent PSF	Yr 1 Rent	FY2016 Begin Sq Ft	Lease Factor	Yr 2 Rent PSF	Yr 2 Rent	FY2017 Begin Sq Ft	Lease Factor	Yr 3 Rent PSF	Yr 3 Rent
1182	1182 ST PETERS	4.00	8,004	[*****]	[*****]	[*****]	8,004	[*****]	[*****]	[*****]	8,004	[*****]	[*****]	[*****]
1447	1447 FT WORTH	4.00	4,387	[*****]	[*****]	[*****]	4,387	[*****]	[*****]	[*****]	4,387	[*****]	[*****]	[*****]
1805	1805 RALEIGH	4.00	7,318	[*****]	[*****]	[*****]	7,318	[*****]	[*****]	[*****]	7,318	[*****]	[*****]	[*****]
1605	1605 RALEIGH	4.00	7,204	[*****]	[*****]	[*****]	7,204	[*****]	[*****]	[*****]	7,204	[*****]	[*****]	[*****]
1730	1730 FLORENCE	4.00	6,338	[*****]	[*****]	[*****]	6,338	[*****]	[*****]	[*****]	6,338	[*****]	[*****]	[*****]
1595	1595 GREENVILLE	4.00	5,742	[*****]	[*****]	[*****]	5,742	[*****]	[*****]	[*****]	5,742	[*****]	[*****]	[*****]
1221	1221 COLORADO SPRINGS	4.00	5,076	[*****]	[*****]	[*****]	5,076	[*****]	[*****]	[*****]	5,076	[*****]	[*****]	[*****]
1140	1140 GRAND RAPIDS	4.00	7,821	[*****]	[*****]	[*****]	7,821	[*****]	[*****]	[*****]	7,821	[*****]	[*****]	[*****]
1804	1804 BARBOURSVILLE	4.00	8,441	[*****]	[*****]	[*****]	8,441	[*****]	[*****]	[*****]	8,441	[*****]	[*****]	[*****]
1029	1029 SPOKANE	4.00	6,049	[*****]	[*****]	[*****]	6,049	[*****]	[*****]	[*****]	6,049	[*****]	[*****]	[*****]
2183	2183 SO PORTLAND	4.00	5,564	[*****]	[*****]	[*****]	5,564	[*****]	[*****]	[*****]	5,564	[*****]	[*****]	[*****]
1104	1104 MARLBOROUGH	4.00	9,950	[*****]	[*****]	[*****]	9,950	[*****]	[*****]	[*****]	9,950	[*****]	[*****]	[*****]
1043	1043 MERIDEN	4.00	6,910	[*****]	[*****]	[*****]	6,910	[*****]	[*****]	[*****]	6,910	[*****]	[*****]	[*****]
1023	1023 DULLES/LOUDOUN CNTY	4.00	9,535	[*****]	[*****]	[*****]	9,535	[*****]	[*****]	[*****]	9,535	[*****]	[*****]	[*****]
1131	1131 LITTLETON DENVER	4.00	6,372	[*****]	[*****]	[*****]	6,372	[*****]	[*****]	[*****]	6,372	[*****]	[*****]	[*****]
1059	1059 SEATTLE/SHORELINE	4.00	6,575	[*****]	[*****]	[*****]	6,575	[*****]	[*****]	[*****]	6,575	[*****]	[*****]	[*****]
1744	1744 OCEAN	4.00	8,224	[*****]	[*****]	[*****]	8,224	[*****]	[*****]	[*****]	8,224	[*****]	[*****]	[*****]
1388	1388 COSTA MESA	4.00	8,042	[*****]	[*****]	[*****]	8,042	[*****]	[*****]	[*****]	8,042	[*****]	[*****]	[*****]
1600	1600 INDIANAPOLIS CASTLETON SQ	5.00	15,291	[*****]	[*****]	[*****]	15,291	[*****]	[*****]	[*****]	15,291	[*****]	[*****]	[*****]
1570	1570 SCHAUMBURG	5.00	6,552	[*****]	[*****]	[*****]	6,552	[*****]	[*****]	[*****]	6,552	[*****]	[*****]	[*****]
1754	1754 GAITHERSBURG	5.00	8,839	[*****]	[*****]	[*****]	8,839	[*****]	[*****]	[*****]	8,839	[*****]	[*****]	[*****]
1271	1271 LITTLETON/DENVER SW	5.00	5,885	[*****]	[*****]	[*****]	5,885	[*****]	[*****]	[*****]	5,885	[*****]	[*****]	[*****]
1734	1734 LAWRENCEVILLE	5.00	10,295	[*****]	[*****]	[*****]	10,295	[*****]	[*****]	[*****]	10,295	[*****]	[*****]	[*****]
1136	1136 BIRMINGHAM/RIVERCHASE	5.00	4,215	[*****]	[*****]	[*****]	4,215	[*****]	[*****]	[*****]	4,215	[*****]	[*****]	[*****]
1375	1375 WINSTON SALEM	5.00	10,406	[*****]	[*****]	[*****]	10,406	[*****]	[*****]	[*****]	10,406	[*****]	[*****]	[*****]
1454	1454 BENSALEM/CORNWELLS HTS	5.00	7,123	[*****]	[*****]	[*****]	7,123	[*****]	[*****]	[*****]	7,123	[*****]	[*****]	[*****]
1854	1854 PARKVILLE	5.00	7,928	[*****]	[*****]	[*****]	7,928	[*****]	[*****]	[*****]	7,928	[*****]	[*****]	[*****]
1192	1192 MUSKEGON	5.00	4,261	[*****]	[*****]	[*****]	4,261	[*****]	[*****]	[*****]	4,261	[*****]	[*****]	[*****]
1353	1353 DE WITT/SYRACUSE	5.00	8,801	[*****]	[*****]	[*****]	8,801	[*****]	[*****]	[*****]	8,801	[*****]	[*****]	[*****]
1022	1022 OMAHA	5.00	4,760	[*****]	[*****]	[*****]	4,760	[*****]	[*****]	[*****]	4,760	[*****]	[*****]	[*****]
1460	1460 LIVONIA	5.00	5,116	[*****]	[*****]	[*****]	5,116	[*****]	[*****]	[*****]	5,116	[*****]	[*****]	[*****]
1171	1171 SPRINGFIELD	5.00	4,748	[*****]	[*****]	[*****]	4,748	[*****]	[*****]	[*****]	4,748	[*****]	[*****]	[*****]
1074	1074 WALDORF/ST CHARLES	5.00	8,771	[*****]	[*****]	[*****]	8,771	[*****]	[*****]	[*****]	8,771	[*****]	[*****]	[*****]
1012	1012 DES MOINES	5.00	4,841	[*****]	[*****]	[*****]	4,841	[*****]	[*****]	[*****]	4,841	[*****]	[*****]	[*****]

[*****] Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

Store Num	Store Name	FY2018 Begin Sq Ft	Lease Factor	Yr 4 Rent PSF	Yr 4 Rent	FY2019 Begin Sq Ft	Lease Factor	Yr 5 Rent PSF	Yr 5 Rent	Expiration Date	Leased/ Owned
1182	1182 ST PETERS	8,004	[*****]	[*****]	[*****]	8,004	[*****]	[*****]	[*****]	1/31/2019	Owned
1447	1447 FT WORTH	4,387	[*****]	[*****]	[*****]	4,387	[*****]	[*****]	[*****]	1/31/2019	Owned
1805	1805 RALEIGH	7,318	[*****]	[*****]	[*****]	7,318	[*****]	[*****]	[*****]	1/31/2019	Owned
1605	1605 RALEIGH	7,204	[*****]	[*****]	[*****]	7,204	[*****]	[*****]	[*****]	1/31/2019	Owned
1730	1730 FLORENCE	6,338	[*****]	[*****]	[*****]	6,338	[*****]	[*****]	[*****]	1/31/2019	Owned
1595	1595 GREENVILLE	5,742	[*****]	[*****]	[*****]	5,742	[*****]	[*****]	[*****]	1/31/2019	Owned
1221	1221 COLORADO SPRINGS	5,076	[*****]	[*****]	[*****]	5,076	[*****]	[*****]	[*****]	1/31/2019	Owned
1140	1140 GRAND RAPIDS	7,821	[*****]	[*****]	[*****]	7,821	[*****]	[*****]	[*****]	1/31/2019	Owned
1804	1804 BARBOURSVILLE	8,441	[*****]	[*****]	[*****]	8,441	[*****]	[*****]	[*****]	1/31/2019	Owned
1029	1029 SPOKANE	6,049	[*****]	[*****]	[*****]	6,049	[*****]	[*****]	[*****]	1/31/2019	Owned
2183	2183 SO PORTLAND	5,564	[*****]	[*****]	[*****]	5,564	[*****]	[*****]	[*****]	1/31/2019	Owned
1104	1104 MARLBOROUGH	9,950	[*****]	[*****]	[*****]	9,950	[*****]	[*****]	[*****]	1/31/2019	Owned
1043	1043 MERIDEN	6,910	[*****]	[*****]	[*****]	6,910	[*****]	[*****]	[*****]	1/31/2019	Owned
1023	1023 DULLES/LOUDOUN CNTY	9,535	[*****]	[*****]	[*****]	9,535	[*****]	[*****]	[*****]	1/31/2019	Owned
1131	1131 LITTLETON DENVER	6,372	[*****]	[*****]	[*****]	6,372	[*****]	[*****]	[*****]	1/31/2019	Owned
1059	1059 SEATTLE/SHORELINE	6,575	[*****]	[*****]	[*****]	6,575	[*****]	[*****]	[*****]	1/31/2019	Owned
1744	1744 OCEAN	8,224	[*****]	[*****]	[*****]	8,224	[*****]	[*****]	[*****]	1/31/2019	Owned
1388	1388 COSTA MESA	8,042	[*****]	[*****]	[*****]	8,042	[*****]	[*****]	[*****]	1/31/2019	Owned
1600	1600 INDIANAPOLIS CASTLETON SQ	15,291	[*****]	[*****]	[*****]	15,291	[*****]	[*****]	[*****]	1/31/2020	Owned
1570	1570 SCHAUMBURG	6,552	[*****]	[*****]	[*****]	6,552	[*****]	[*****]	[*****]	1/31/2020	Owned
1754	1754 GAITHERSBURG	8,839	[*****]	[*****]	[*****]	8,839	[*****]	[*****]	[*****]	1/31/2020	Owned
1271	1271 LITTLETON/DENVER SW	5,885	[*****]	[*****]	[*****]	5,885	[*****]	[*****]	[*****]	1/31/2020	Owned
1734	1734 LAWRENCEVILLE	10,295	[*****]	[*****]	[*****]	10,295	[*****]	[*****]	[*****]	1/31/2020	Owned
1136	1136 BIRMINGHAM/RIVERCHASE	4,215	[*****]	[*****]	[*****]	4,215	[*****]	[*****]	[*****]	1/31/2020	Owned
1375	1375 WINSTON SALEM	10,406	[*****]	[*****]	[*****]	10,406	[*****]	[*****]	[*****]	1/31/2020	Owned
1454	1454 BENSALEM/CORNWELLS HTS	7,123	[*****]	[*****]	[*****]	7,123	[*****]	[*****]	[*****]	1/31/2020	Owned
1854	1854 PARKVILLE	7,928	[*****]	[*****]	[*****]	7,928	[*****]	[*****]	[*****]	1/31/2020	Owned
1192	1192 MUSKEGON	4,261	[*****]	[*****]	[*****]	4,261	[*****]	[*****]	[*****]	1/31/2020	Owned
1353	1353 DE WITT/SYRACUSE	8,801	[*****]	[*****]	[*****]	8,801	[*****]	[*****]	[*****]	1/31/2020	Owned
1022	1022 OMAHA	4,760	[*****]	[*****]	[*****]	4,760	[*****]	[*****]	[*****]	1/31/2020	Owned
1460	1460 LIVONIA	5,116	[*****]	[*****]	[*****]	5,116	[*****]	[*****]	[*****]	1/31/2020	Owned
1171	1171 SPRINGFIELD	4,748	[*****]	[*****]	[*****]	4,748	[*****]	[*****]	[*****]	1/31/2020	Owned
1074	1074 WALDORF/ST CHARLES	8,771	[*****]	[*****]	[*****]	8,771	[*****]	[*****]	[*****]	1/31/2020	Owned
1012	1012 DES MOINES	4,841	[*****]	[*****]	[*****]	4,841	[*****]	[*****]	[*****]	1/31/2020	Owned

[*****] Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

Store Num	Store Name	Lease Term	FY2015 Begin Sq Ft	Lease Factor	Yr 1 Rent PSF	Yr 1 Rent	FY2016 Begin Sq Ft	Lease Factor	Yr 2 Rent PSF	Yr 2 Rent	FY2017 Begin Sq Ft	Lease Factor	Yr 3 Rent PSF	Yr 3 Rent
1445	1445 RICHMOND	5.00	5,390	[*****]	[*****]	[*****]	5,390	[*****]	[*****]	[*****]	5,390	[*****]	[*****]	[*****]
1337	1337 PLANO	5.00	4,196	[*****]	[*****]	[*****]	4,196	[*****]	[*****]	[*****]	4,196	[*****]	[*****]	[*****]
1810	1810 CINCINNATI	5.00	8,305	[*****]	[*****]	[*****]	8,305	[*****]	[*****]	[*****]	8,305	[*****]	[*****]	[*****]
2092	2092 APPLETON	5.00	5,792	[*****]	[*****]	[*****]	5,792	[*****]	[*****]	[*****]	5,792	[*****]	[*****]	[*****]
2250	2250 CRYSTAL LAKE	5.00	7,155	[*****]	[*****]	[*****]	7,155	[*****]	[*****]	[*****]	7,155	[*****]	[*****]	[*****]
1210	1210 COLUMBUS/POLARIS	5.00	6,611	[*****]	[*****]	[*****]	6,611	[*****]	[*****]	[*****]	6,611	[*****]	[*****]	[*****]
1475	1475 DURHAM	5.00	7,596	[*****]	[*****]	[*****]	7,596	[*****]	[*****]	[*****]	7,596	[*****]	[*****]	[*****]
1690	1690 CHESTERFIELD	5.00	8,489	[*****]	[*****]	[*****]	8,489	[*****]	[*****]	[*****]	8,489	[*****]	[*****]	[*****]
1710	1710 NO OLMSTED	5.00	8,789	[*****]	[*****]	[*****]	8,789	[*****]	[*****]	[*****]	8,789	[*****]	[*****]	[*****]
1800	1800 MISHAWAKA	5.00	5,927	[*****]	[*****]	[*****]	5,927	[*****]	[*****]	[*****]	5,927	[*****]	[*****]	[*****]
1314	1314 NEW BRUNSWICK	5.00	7,107	[*****]	[*****]	[*****]	7,107	[*****]	[*****]	[*****]	7,107	[*****]	[*****]	[*****]
1120	1120 COLUMBUS	5.00	8,374	[*****]	[*****]	[*****]	8,374	[*****]	[*****]	[*****]	8,374	[*****]	[*****]	[*****]
1011	1011 GRANDVILLE	5.00	4,621	[*****]	[*****]	[*****]	4,621	[*****]	[*****]	[*****]	4,621	[*****]	[*****]	[*****]
1110	1110 PORTAGE	5.00	5,178	[*****]	[*****]	[*****]	5,178	[*****]	[*****]	[*****]	5,178	[*****]	[*****]	[*****]
1142	1142 EDEN PRAIRIE	5.00	6,837	[*****]	[*****]	[*****]	6,837	[*****]	[*****]	[*****]	6,837	[*****]	[*****]	[*****]
1265	1265 VIRGINIA BEACH	0.25	8,290	[*****]	[*****]	[*****]	8,290	[*****]	[*****]	[*****]	8,290	[*****]	[*****]	[*****]
1303	1303 DANBURY	0.25	8,357	[*****]	[*****]	[*****]	8,357	[*****]	[*****]	[*****]	8,357	[*****]	[*****]	[*****]
1204	1204 FREEHOLD	0.25	7,987	[*****]	[*****]	[*****]	7,987	[*****]	[*****]	[*****]	7,987	[*****]	[*****]	[*****]
1179	1179 CANOGA PK/TOPANGA PLZ	0.25	4,401	[*****]	[*****]	[*****]	4,401	[*****]	[*****]	[*****]	4,401	[*****]	[*****]	[*****]

[*****] Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

Store Num	Store Name	FY2018 Begin Sq Ft	Lease Factor	Yr 4 Rent PSF	Yr 4 Rent	FY2019 Begin Sq Ft	Lease Factor	Yr 5 Rent PSF	Yr 5 Rent	Expiration Date	Leased/ Owned
1445	1445 RICHMOND	5,390	[*****]	[*****]	[*****]	5,390	[*****]	[*****]	[*****]	1/31/2020	Owned
1337	1337 PLANO	4,196	[*****]	[*****]	[*****]	4,196	[*****]	[*****]	[*****]	1/31/2020	Owned
1810	1810 CINCINNATI	8,305	[*****]	[*****]	[*****]	8,305	[*****]	[*****]	[*****]	1/31/2020	Owned
2092	2092 APPLETON	5,792	[*****]	[*****]	[*****]	5,792	[*****]	[*****]	[*****]	1/31/2020	Owned
2250	2250 CRYSTAL LAKE	7,155	[*****]	[*****]	[*****]	7,155	[*****]	[*****]	[*****]	1/31/2020	Owned
1210	1210 COLUMBUS/POLARIS	6,611	[*****]	[*****]	[*****]	6,611	[*****]	[*****]	[*****]	1/31/2020	Owned
1475	1475 DURHAM	7,596	[*****]	[*****]	[*****]	7,596	[*****]	[*****]	[*****]	1/31/2020	Owned
1690	1690 CHESTERFIELD	8,489	[*****]	[*****]	[*****]	8,489	[*****]	[*****]	[*****]	1/31/2020	Owned
1710	1710 NO OLMSTED	8,789	[*****]	[*****]	[*****]	8,789	[*****]	[*****]	[*****]	1/31/2020	Owned
1800	1800 MISHAWAKA	5,927	[*****]	[*****]	[*****]	5,927	[*****]	[*****]	[*****]	1/31/2020	Owned
1314	1314 NEW BRUNSWICK	7,107	[*****]	[*****]	[*****]	7,107	[*****]	[*****]	[*****]	1/31/2020	Owned
1120	1120 COLUMBUS	8,374	[*****]	[*****]	[*****]	8,374	[*****]	[*****]	[*****]	1/31/2020	Owned
1011	1011 GRANDVILLE	4,621	[*****]	[*****]	[*****]	4,621	[*****]	[*****]	[*****]	1/31/2020	Owned
1110	1110 PORTAGE	5,178	[*****]	[*****]	[*****]	5,178	[*****]	[*****]	[*****]	1/31/2020	Owned
1142	1142 EDEN PRAIRIE	6,837	[*****]	[*****]	[*****]	6,837	[*****]	[*****]	[*****]	1/31/2020	Owned
1265	1265 VIRGINIA BEACH	8,290	[*****]	[*****]	[*****]	8,290	[*****]	[*****]	[*****]	5/2/2015	Owned
1303	1303 DANBURY	8,357	[*****]	[*****]	[*****]	8,357	[*****]	[*****]	[*****]	5/2/2015	Owned
1204	1204 FREEHOLD	7,987	[*****]	[*****]	[*****]	7,987	[*****]	[*****]	[*****]	5/2/2015	Owned
1179	1179 CANOGA PK/TOPANGA PLZ	4,401	[*****]	[*****]	[*****]	4,401	[*****]	[*****]	[*****]	5/3/2015	Owned

[*****] Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.